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Exhibit 99.1

CONSENT AND LETTER OF TRANSMITTAL
HUNTSMAN INTERNATIONAL LLC
OFFER TO EXCHANGE ALL OUTSTANDING
9 7/8% SENIOR NOTES DUE 2009 DENOMINATED IN DOLLARS
for
9 7/8% SENIOR NOTES DUE 2009 DENOMINATED IN
DOLLARS THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT
OF 1933, AS AMENDED, PURSUANT TO THE PROSPECTUS,
DATED MAY    2002

THE EXCHANGE OFFER, CONSENT SOLICITATION AND ASSOCIATED WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON            , 2002, AND CONSENTS MAY BE REVOKED UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M. NEW YORK TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:
Wells Fargo Bank Minnesota, N.A.
Wells Fargo Bank Minnesota, N.A.:

By Registered Mail, and Certified Mail:	For Information, call: (800) 344-5128
Wells Fargo Bank Minnesota, N.A. Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480 Attn: Huntsman Administrator	By Facsimile Transmission: (for Eligible Institutions Only) (612) 667-4927
Confirm by Telephone: (612) 667-9764
By Regular Mail or Courier:	In Person by Hand Only:
Wells Fargo Bank Minnesota, N.A. Corporate Trust Operations MAC N9303-121 6th & Marquette Avenue Minneapolis, MN 55479 Attn: Huntsman Administrator	Wells Fargo Bank Minnesota, N.A. Northstar East Building 608 2nd Avenue South 12th Floor—Corporate Trust Services Minneapolis, MN 55402

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL.

(Continued on the Next Page)

        The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES

	1	2	3
Name(s) and Address(es) of Registered holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Of Old Note(s)	Principal Amount Tendered**

	Total

*      Need not be completed if Old Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 1. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

        HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

        The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated April    , 2002 (the "Prospectus"), of Huntsman International LLC, a Delaware limited liability company (the "Issuer") and this Letter of Transmittal (the "Letter of Transmittal" or the "Letter"), which together constitute the Issuer's (a) offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $300,000,000 of the Issuer's 9 7/8% Senior Notes due 2009 that have been registered under the Securities Act of 1933, as amended (the "New Notes"), for a like principal amount denominated in euros, in the aggregate, of the Issuer's issued and outstanding 9 7/8% Senior Notes due 2009 (the "Old Notes") from the registered holders thereof and (b) request that holders of the Old Notes consent to proposed amendments to the indenture governing the Old Notes as described in the Prospectus under "The Consent Solicitation—Proposal Amendments" (the "Consent Solicitation").

        For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will bear interest from the most recent date to which interest has been paid. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

        This Letter is to be completed by a holder of Old Notes either if certificates for such Old Notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by Wells Fargo Bank Minnesota, N.A., as Exchange Agent for the Exchange Offer (the "Exchange Agent"), at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer How to Tender Old Notes for Exchange" and—"Book-Entry Transfers" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Issuer may enforce this Letter against such participant.

        Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

☐    CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
Euroclear or Clearstream Book-Entry Account Number
Transaction Code Number

☐    CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐    CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:

        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended, in connection with any resale of such New Notes; however, by so acknowledging and by delivering such a prospectus the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933, as amended. If the undersigned is a broker-dealer that will receive New Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired as a result of market-making activities or other trading activities.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Exchange Offer.    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the issuer all right, title and interest in and to such Old Notes as are being tendered hereby.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Old Notes, with full power of substitution, among other things, to cause the Old Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor such other person has any arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Issuer.

        The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by holders or other persons receiving the New Notes thereof (other than any such holder or other person that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the holder, and neither the holder nor such other person has any arrangement or understanding with any person to participate in the distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any holder is an affiliate of the Issuer, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of marketmaking activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirement of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in thus Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer—Withdrawal Rights" section of the Prospectus.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

        Consent Procedure.    The undersigned hereby consents to the proposed amendments to the indenture, as set forth in the prospectus under "The Consent Solicitation—Proposed Amendments" (the "Proposed Amendments"), with respect to all such tendered Old Notes unless the box voting "No" below has been checked.

☐    NO—CHECK HERE IF THE UNDERSIGNED DOES NOT CONSENT TO THE PROPOSED AMENDMENTS.

        The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written consent (unless the appropriate box above voting "No" has been checked), with respect to the Proposed Amendments. The undersigned understands that the consent provided hereby shall remain in full force and effect until such consent is revoked in accordance with the procedures set forth in the prospectus under "The Consent Solicitation—Revocation of Consent", which procedures are hereby agreed to be applicable in lieu of any and all other procedures for revocation of consent. The undersigned understands that a revocation of such consent will not be effective after the Expiration Date. The Issuer intends to execute the supplemental indenture to the indenture containing the Proposed Amendments promptly following the Expiration Date at which time the Proposed Amendments will become operative.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES REGARDLESS OF
WHETHER OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

Dated: , 2002

× , 2002

× , 2002
                        Signature(s) of Owner                    Date

Area Code and Telephone Number

        This Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificates) for the Old Notes hereby tendered or on a security position, on listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
(Please Type or Print)

Capacity:

Address:

(Including Zip Code)

PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 HEREIN

SIGNATURE GUARANTEE, IF REQUIRED
(If required by Instructional 3)

Signature(s) Guaranteed by

an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)

Dated: , 2002

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 3 and 4)

          To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of someone other than the person or persons whose signature(s) appears) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue: New Notes and/or Old Notes to:

  Name(s)
  (Please Type or Print)

  (Please Type or Print)

  Address:

  (Zip Code)
  (Complete Substitute Form W-9)

  Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

  (Book-Entry Transfer Facility
  Account Number, if applicable)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3 and 4)

          To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or per sons whose signatures appears on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.

  Mail: New Notes and/or Old Notes to:
  Name(s)
  (Please Type or Print)

   (Please Type or Print)

  Address

  (Zip Code)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer for the
9 7/8% Senior Notes due 2009 Denominated in Dollars
of Huntsman International LLC in Exchange for the
9 7/8% Senior Notes due 2009 Denominated in Dollars
That Have Been Registered Under the Securities Act of 1933, As Amended

1.  Delivery of this Letter and Notes.

        This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book entry transfer set forth in "The Exchange Offer—Book-Entry Transfers" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Issuer may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter for manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

        The method of delivery of this Letter, the Old Notes and all other required documents is at the election an and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York time, on the Expiration Date. No Letters of Transmittal or Old Notes should be sent directly to the Issuer.

        See "The Exchange Offer" section of the Prospectus.

2.    Partial Tenders (not applicable to holders who tender by book-entry transfer).

        If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holders should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes—Principal Amount Tendered." All of the Old Notes delivered to the Exchange Agent will be deemed to have bean tendered unless otherwise indicated. A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date.

3.    Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

        If this Letter is signed by the holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on the Book-Entry Transfer Facility's security position listing as the holder of such Old Notes without any change whatsoever.

        If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

        If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

        When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or written instrument or instruments of transfer or exchange are required. If, however, the Old Notes are registered in the name of a person other than a signer of the Letter, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer in its sole discretion, duly executed by the registered national securities exchange with the signature thereon guaranteed by an Eligible Institution.

        If this Letter is signed by a person or persons other than the registered holder or polders of Old Notes, such Old Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered holder or holders that appear on the Old Notes.

        If this Letter or any Old Notes or powers of attorneys are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted with the Letter.

        Endorsements on certificates for Old Notes or signatures on powers of attorneys required by this Instruction 3 must be guaranteed by an Eligible Institution.

        Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.    Special Issuance and Delivery Instructions.

        Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.    Taxpayer Identification Number.

        Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Issuer (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Issuer is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service and may be subject to backup withholding at the applicable Federal tax rate on all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

        Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

        To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding, and that the holder is a U.S. person (including a U.S. resident alien). If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must complete the appropriate Form W-8 and give it to the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. Checking this box also requires that the holder complete the Certificate of Awaiting Taxpayer Identification Number form attached to the Substitute Form W-9. If such holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Exchange Agent.

        The information requested above should be directed to the Exchange Agent at the following address:

Delivery To: Wells Fargo Bank Minnesota, N.A., Exchange Agent

By Registered Mail, and Certified Mail: Wells Fargo Bank Minnesota, N.A. Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480 Attn: Huntsman Administrator	For Information, call: (800) 344-5128 By Facsimile Transmission: (for Eligible Institutions Only) (612) 667-4927 Confirm by Telephone: (612) 667-9764
By Regular Mail or Courier: Wells Fargo Bank Minnesota, N.A. Corporate Trust Operations MAC N9303-121 6th & Marquette Avenue Minneapolis, MN 55479 Attn: Huntsman Administrator	In Person by Hand Only: Wells Fargo Bank Minnesota, N.A. Northstar East Building 608 2nd Avenue South 12th Floor—Corporate Trust Services Minneapolis, MN 55402

6.    Transfer Taxes.

        Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter, the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction if, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7.    Waiver of Conditions.

        The issuer reserves the absolute right to waive any defects or irregularities or conditions c; the Exchange Offer as to any particular Old Note either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer).

8.    No Conditional Tenders.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter or an Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

        Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them.

9.    Mutilated, Lost, Stolen or Destroyed Old Notes.

        Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  Withdrawal Rights.

        Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

        For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York time, on the Expiration Date. Any such notice of withdrawal must: (i) specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the principal amount of such Old Notes), and (iii) (where certificates for Old Notes have been transmitted) specify the name in which such Old Notes are registered, if different from that of the Depositor. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates the Depositor must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such Depositor is an Eligible Institution. If Old Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer-Book-Entry Transfers" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer-Book-Entry Transfers" section of the Prospectus, such Old Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York time, on the Expiration Date.

11.  Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

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PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES REGARDLESS OF WHETHER OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)
PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 HEREIN
SIGNATURE GUARANTEE, IF REQUIRED (If required by Instructional 3)
PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.
INSTRUCTIONS